Exhibit 99.1

RTW, Inc. NASDAQ: RTWI

Safe Harbor Rule Disclosure Information discussed at this 2007 Annual Meeting of Shareholders may contain forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995 and other related laws. While we believe these statements are reasonable, our actual results could differ materially from those results that we may express. Please refer to Item 1A "Risk Factors" and the "Forward-Looking Statements" section in the MD&A disclosure in our 2006 Report on Form 10-K and similar disclosures in our quarterly Reports on Form 10-Q for further inherent limitations.

Agenda Mission and Vision Business Overview Keys to Future Success Summary

Mission and Vision We will grow to be PREMIER absence manager in the United States Mission: Vision: We transform people from Absent or Idle to Present and Productive

Business Overview

Business Overview - Corporate Structure RTW, Inc. (NASDAQ: RTW) Headquartered in Bloomington, MN Publicly-traded (Nasdaq: RTWI) Services employers in over 30 states via Absentia 4 offices in 3 states (Minnesota, Michigan and Colorado) Service Insurance B++ (positive) A.M. Best Rating Licensed in 23 states, writing in 18 - licenses pending in 4 states Underwrites non-standard workers' comp insurance American Compensation Insurance Company (ACIC) 100% B++ (positive) A.M. Best Rating Licensed in MN and CO, writing in both - submitting application for license in MI Underwrites transformed workers' comp insurance Bloomington Compensation Insurance Company (BCIC) 100%

Business Overview - Insurance Workers' Compensation Insurer: Focused historically on employers who have a history of above-average workers' comp claim costs driven by soft tissue injuries Added "standard market" employers in 2005 Added small accounts in 2006 Adding licenses in 2007

WA ID NV UT LA KY MT OR AZ CA MS AL SC VA DE NY VT NH ME MN WI MI CO MO AR PA Traditional/Std market niche Small accounts initiative Licensed, not writing Licenses pending Monopolistic states Insurance - Geographic Reach

Business Overview - Service Service provider: Began offering workers' comp services in 2003 to self-insured employers in Minnesota to diversify revenues Broadened our reach in 2004, servicing employers in new states including California Provides a significant non-risk, fee-based component to earnings that has no statutory capital requirements

Service – Geographic Reach


WA
MT
ND
MN
VT
NH
ME
OR
ID
WY
SD
WI
MI
NY
MA
RI
CT
IA
NE
IL
IN
OH
PA
NJ
NV
UT
CO
KS
MO
WV
DE
CA
KY
VA
MD
TN
NC
OK
AZ
NM
AR
SC
MS
AL
GA
TX
LA
FL
Service reach in 2004
New customer reach in 2005
New customer additions in 2006 and 2007

10

Business Overview - Our Philosophy We believe the true underlying factors driving claim outcomes and lost productivity have more to do with the psychosocial and behavioral tendencies of people than the injury diagnosis

#1 80% of the system cost is driven by "15%" of the reported claims #2 Intervening early is the key to improving outcomes for the "15%" Foundations underlying our strategy . . . Business Overview - Our Beliefs

Business Overview - Our Approach Our proprietary systems reduce loss costs and improve productivity for employers: ID15(r) RTW Solution(r) State of the art technology Our exemplary employees make it work . . .

Proven Track Record of Performance Percent of Open Claims Source: 2006 Annual Statements, Schedule P, as filed with the NAIC Year after year, we have demonstrated our ability to close claims more quickly than the industry . . .

Proven Track Record of Performance Average Claim Cost Source: 2006 Annual Statements, Schedule P, as filed with the NAIC We materially lower our customer's workers' compensation related costs

Integrated Absence Management Insured Solutions Third-party Administration Consulting Services Our Service Offerings

Focus on the CUSTOMER Return-to-Work Programs Tail Claim Management Pre-Hire Screening Accident Prevention RTW Solution(r) Consulting - Core Competencies Unbundled

Hire Termination OR Retirement Short-term disability Workers' Compensation Long-term disability FMLA Sick leave and PTO Laser Focused Today With an eye to the future. . .

Customer Focus Insured employers Self-insured employers Government entities/assigned risk plans Agents and brokers Insurance companies Third-party administrators Captives and self-insured groups Targeted Customers Current "Partners" and Customers National and regional TPAs and insurers Transportation sector employers Retail sector employers Staffing companies Healthcare facilities Manufacturers What we do is all about PEOPLE! Our Solutions are NOT . . . Jurisdictionally or industry dependent Regionally restricted, or Culturally limited

Keys to Future Success

Grow service revenue Execute capabilities nationally Grow premiums in force Drive profit in insurance Continue improving the core of the business Keys to Future Success

Keys - Service When we control the relationship, we win We routinely encounter roadblocks in relationships we do not control: Threat to the existing paradigm "We do that already" syndrome "Old school" adjusters Weak managers unwilling to upset the status quo Soft purchase dates We lack the national infrastructure to deliver "controlled" services Strong demand exists for services that exhibit a track record of reducing costs Market Trend RTW Strategy Focus where we win Build access to those employers where we can "control" the relationship today Deploy "controlled services" nationally Improve our brand recognition Grow our sales and account management capabilities Leverage our existing competencies and add new complimentary competencies

Keys - Insurance Rates continue to soften New competitors are appearing Competitors that: Identify and intervene too late Miss the "true" underlying high-risk factors Mismatch expertise to the opportunity Have books of growing open claims Have excessive claims adjuster workloads Ineffective return-to-work programs Increasing medical and indemnity costs due to inflationary factors Indifferent occupational health care providers Market Trend RTW Strategy Maintain underwriting discipline Review profitability and re- underwrite as necessary at renewal Seek opportunities that are less sensitive to soft market pricing Aggressively manage and close claims through application of proprietary claims management technology and methods Use reinsurance as a risk management tool when it is economical to do so

Summary

Summary Expand our capabilities nationally Grow insurance business prudently: expand niche writings while maintaining price discipline Sell service; offer solutions that leverage our competencies; expand our capabilities Diversify our service offerings; integrate horizontally and vertically over time